                                                                Exhibit 99.2

Fourth Quarter Earnings Call  January 31, 2008

 Cautionary Statements And Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  1

 Agenda  • 2007 Earnings and Review of  2010 Earnings Forecast and  Outlook  • Fourth Quarter and Year-End  Segment Results and Financial  Overview  • Operational Review  • Q&A  J. H. Miller  P. A. Farr  W. H. Spence  2

 Strong Fourth Quarter Results  Earnings from Ongoing Operations  Per  share  $0.46  $0.60  $0.00  $0.50  $1.00  4Q 2006 4Q 2007  3  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  Per  share  $0.46  $1.17  $0.00  $0.50  $1.00  $1.50  4Q 2006 4Q 2007  Reported Earnings

 Outstanding 2007 Results  Earnings from Ongoing Operations  Per  share  $2.25  $2.60  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  $3.00  2006 2007  4  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  Per  share  $2.24  $3.40  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  $3.00  $3.50  2006 2007  Reported Earnings

 $2.00  $2.50  $3.00  $3.50  $4.00  $4.50  $5.00  2007A* 2008 2010  Strong Long-Term Earnings Growth  Forecast  5  *Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.60  $2.35  $2.45  $4.00  $4.60  Per Share

 Ongoing Earnings Overview  $0.14$0.46$0.60Total  0.090.130.22International Delivery  0.020.070.09Pennsylvania Delivery  $ 0.03$0.26$0.29Supply  Change  Q4  2006  Q4  2007  6  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $0.35$2.25$2.60Total  0.090.690.78International Delivery  0.020.380.40Pennsylvania Delivery  $ 0.24$1.18$1.42Supply  Change20062007

 Supply Segment  Earnings Drivers  (0.05)O&M  0.06Synfuel  0.01Income taxes and other  $1.422007 EPS – Ongoing Earnings  0.24Total  0.02Margins – West  $0.20Margins – East  $1.182006 EPS – Ongoing Earnings  2007  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  7

 Pennsylvania Delivery Segment  Earnings Drivers  0.02Discontinued Operations  $0.402007 EPS – Ongoing Earnings  0.02Total  (0.03)Income Taxes & Other  (0.01)O&M  $0.04Delivery Margins  $0.382006 EPS – Ongoing Earnings  2007  8  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 International Delivery Segment  Earnings Drivers  0.02Depreciation  (0.01)Latin American Operations  0.06Foreign currency translation  $0.782007 EPS – Ongoing Earnings  0.09Total  0.03Income Taxes & Other  (0.04)O&M  0.03Delivery Margins  $0.692006 EPS – Ongoing Earnings  2007  9  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 2007 Ongoing Earnings Contributions  10  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  $2.00  $2.25  $2.50  $2.75  $3.00  2006A 2007A  $2.25  Energy  Margins  $0.22  U.K.  Liquidations  ($0.07)  O&M  ($0.10)  Int’l Tax  Benefit  $0.08  $2.60  Foreign  Currency  Translation  $0.06  PA  Delivery  Margins  $0.04  Income  Taxes &  Other  $0.03  Int’l  Delivery  Margins  $0.03Synfuel  Earnings  $0.06  Per Share

 $2.00  $2.25  $2.50  $2.75  2006A* 2007A* 2008E  2008 Earnings Forecast  11  *Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.25  $2.60  $2.35  $2.45  Per Share

 Expected 2008 Earnings Contributions  12  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  **Midpoint of forecast  $2.00  $2.25  $2.50  $2.75  2007A*  $2.60  Energy  Margins  $0.06  Net Impact  of Asset  Divestiture  ($0.08)  O&M  $0.06  International  Tax Benefit  ($0.08)  $2.40**  Depreciation  ($0.05)  PA Delivery  Margins  $0.02  Synfuels  ($0.14)  Other  $0.01  Per Share  2008E

 Expected 2010 Earnings Contributions  13  *Midpoint of forecast  $2.00  $3.00  $4.00  $5.00  2008E 2010E  $2.40*  Increased  Energy  Margins  $2.28  $4.30*  Increased  O&M  $(0.15)  Increased  Interest  $(0.10)  Increased  Depreciation  $(0.07) Other  $(0.06)  Per Share

 Cash Flow Forecast  Millions  ($200)  $0  $200  $400  $600  $800  $1,000  2006A 2007A 2008E 2009E 2010E  Free cash flow before dividends  14  Note: See Appendix for the reconciliation of cash flow measures.

 Operational Update  • PUC approved distribution rate increase  effective January 1, 2008  • Bids for third PPL Electric Utilities  solicitation for 2010 POLR supply due  March 24, 2008; PUC approval expected  March 27, 2008  • Scrubbers expected to be completed on  schedule and on budget  15

 Operational Update (cont.)  • Generation uprates continue to progress  • Selected UniStar Nuclear Energy to  prepare COLA application based on  AREVA reactor design  • 2010/2011 RPM auction results due  February 1, 2008  • Asset expansion plan  16

 Scrubbers Expected to be Completed  on Budget and on Schedule  17  Q2-09Brunner Island 1 & 2  Q4-08Brunner Island 3  Q2-08Montour 1  Q1-08Montour 2  Scheduled In-Service Dates  December, 2006 December, 2007  Montour Scrubber Construction

 Growing Constrained Region in PJM  Increases Value of PPL Generation  Source: PJM web site. 18

 Expected Changes in Margins -2007 to 2008  *Includes power price and spark spread changes as well as value from portfolio management.  1700  1800  1900  2000  2007A 2008E  $/Million  $1,824  $1,866  Improved  Power  Value* $95  Higher  Nuclear  Generation  $26  Higher  Coal  Generation  $18  Higher  Hydro  Generation  $9  Higher  Fuel  Costs  ($74)  Loss of  MC 1&2  Energy  Value  ($32)  19

 Key Driver of Fleet Value: Open EBITDA  20  2010E  Generation Output -millions of MWh 56.2  Unhedged Gross Margin -millions * 3,712 $  O&M -millions (814) $  Open EBITDA -millions 2,898$  Market value of Hedges -millions * (254) $  * Based on forward market prices as of December 31, 2007

 2010 Margin Sensitivities  • PJM electricity price change of $1/MWh = ±$19M  (Based on average ATC price of $64/MWh)  • PJM capacity price change of $1/MWD = ±$1.7M  (Based on PJM capacity price of $191/MWD)  • Baseload generation availability change of 1% = ±$20M  (Based on an EQA of 91%)  21

 PPL

 Market Prices  EAST   PJM  On-Peak  Off-Peak  ATC (3)   WEST   Mid-Columbia   On-Peak  Off-Peak  ATC (3)   GAS (4)  NYMEX  TZ6NNY   PJM MARKET  HEAT  RATE (5)   Actual Forward (1) At 10/2007(2)  2007 2008 2009 2010 2010  9.4  $7.78  $6.86  $51  $45  $57  $57  $43  $73  8.8  $9.04  $8.08  $60  $53  $67  $64  $51  $79  8.98.88.9  $9.56$9.52$8.82  $8.59$8.52$7.81  $64$62$56  $56$54$48  $71$69$61  $69$68$63  $54$53$50  $85$84$78   (1) Market prices based on the average of broker quotes as of 12/31/2007.  (2) Prices at 10/2007 when 2010 earnings forecast of $4.00-$4.60 was developed.  (3) 24-hour average.  (4) NYMEX and TZ6NNY forward gas prices on 12/31/2007.  (5) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.  A-1

 Current Hedge Positions -Electricity and Fuel  A-2  2008 2009 2010  Electricity Sales  East 96% 94% 61%  West 100% 80% 64%  Total 96% 92% 62%  Coal  East 94% 76% 70%  West 100% 100% 100%  Total 95% 82% 78%

 PPL Supply Business Overview  2008E  Production GWh  A-3  Gas/Oil  33%  Coal  37%  Nuclear  19%  Hydro8%  QFs 3%  2008E  Installed Capacity MW  Gas/  Oil  8%  Coal  54%  Nuclear  31%  Hydro  7%

 Proactive Coal Supply Management  Supports Growth in Margins  Projected 2008 Coal Supply  • Supply region diversity  • Fleet trains (1600 cars)  • Average delivered costs  – 4% to 5% annual  increase from  2007 to 2010  A-4  Central PA  20%  PRB  6%  Montana  Mine-mouth  20%  Central  Appalachia  13%  Southwest PA  41%

 Key Drivers/Challenges Through 2010 and Beyond  • Increased prices for POLR sales  • Expiration of supply contracts remarketed at current forward prices  • Power plant uprates and planned levels of equivalent  availability of generation  • Net economic benefits from the installation of scrubbers  at the Montour and Brunner Island coal-fired power plants  • Continued growth of marketing and trading activities  • Increased fuel and O&M costs  • Cost of compliance with evolving environmental regulation  • Stable electricity regulatory environment at Federal and State levels  A-5

 $188.54  $111.92 $111.92  $148.80  $210.11  $40.80 $40.80  $197.67 $191.32 $191.32  $102.04  $0.00  $20.00  $40.00  $60.00  $80.00  $100.00  $120.00  $140.00  $160.00  $180.00  $200.00  $220.00  $240.00  $260.00  Rest of Pool MAAC/APS Eastern MAAC Southwest MAAC  April 2007 Auction Results - 07/08 Planning Year  July 2007 Auction Results - 08/09 Planning Year  October 2007 Auction Results - 09/10 Planning Year  RPM Auction Continues to Provide Robust Prices  A-6  PJM RPM Auction Results  10/11 Auction results – Feb. 1, 2008  PPL Capacity Hedge Position  46%100%97% 97%  2010200920082007  $/MWD  $237.33

 0 20 40 60 80 100 120  2009  2009  2010  $/MWh  Shaped Energy & Capacity Including Congestion Other Adders Line Losses GRT  Load-following Components Example  A-7  Total  $105 $82.00*  $45.47 Total  $51.23  * Shaped price based on $63/MWh ATC energy price, $150/MW-Day capacity price, and congestion.  $48.29 Total  $54.41  Residential and Small C&I  Residential and Small C&I  All Customers  50.20  $10  Volumetric  Risk  Credit Ancillary  Green  $8 $5

 Expected 2008 to 2010 Margin Walk  A-8  1700  2100  2500  2900  3300  3700  2008E 2010E  $1,866  $3,307  Improved  Power  Value*  $969  Higher  Capacity  Value  $540  Higher  Nuclear  Generation  $61  Higher  Fuel  Costs  ($80)  Increased  Environmental  Costs  ($49)  *Includes power prices and spark spread changes as well as value from portfolio management.  $/Million

 Shrinking Reserve Margins Create  Potential Value for PPL  5%  10%  15%  20%  2007 2008 2009 2010  PJM Mid-Atlantic Expected Reserve Margin  PJM Required 15% Reserve Margin  A-9

 PPL’s Generation Portfolio  Total Domestic Generation: 11,279 MW  Planned Uprate Projects:  328 MW  *Reflects reduction of 60 MW expected loss due to increased plant usage during scrubber  operation.  A-10  Coal 3,468*  Nuclear 2,117  Oil 1,715  Gas 1,548  Hydro 337  CTs 446  QFs 347  East 9,978 MW*  Nuclear Uprate (2008-2010) 143  Hydro Uprate (2011) 125  Coal Uprate (2008-2009) 26  Coal 697  Hydro 604  West 1,301 MW  Coal Uprate (2008) 6  Hydro Uprate (2011) 28

 $0.82  $0.92  $1.00  $1.10  $1.22  $0.00  $0.25  $0.50  $0.75  $1.00  $1.25  2004 April  2005  October  2005  April  2006  April  2007  $/share  Annualized  Continued Dividend Growth  A-11

 PPL Electric Utilities Phase-in Plan Proposal  A-12  54-Month Phase-In Plan  Average Residential Customer - 1,000 kWh per month  $1,000.00  $1,100.00  $1,200.00  $1,300.00  $1,400.00  $1,500.00  $1,600.00  $1,700.00  $1,800.00  1/1/2008 7/1/2008 2009 2010 2011 2012  Annualized Electric Cost  ~6%  ~7%  ~7%  ~6%  ~6%

 Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions of Dollars)  A-13  $994$154($100)$513$167Free Cash Flow before Dividends  (15)101493785Other Investing Activities-net  (1,490)(1,456)(1,609)(1,685)(1,394)Capital Expenditures  --(310)(310)(282)Transition Bond Repayment  Increase/(Decrease) in cash due to:  $2,499$1,509$1,815$1,571$1,758Cash from Operations  20102009200820072006  Note: 2007 free cash flow before dividends includes the net proceeds from the disposition of Latin American and domestic  telecommunication operations. 2008 forecast excludes expected net proceeds from the disposition of gas and propane businesses.

 Millions  $1,043 $1,030  $824 $750 $692  $514  $302 $281  $305 $404 $521  $511  $340 $298  $327 $336 $343  $351  $0  $400  $800  $1,200  $1,600  $2,000  2007A 2008E 2009E 2010E 2011E 2012E  Supply PA Delivery International Delivery  $1,685  $1,556  $1,376  $1,490$1,456  $1,609  Capital Expenditures by Segment  A-14

 Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending December 31, 2007  Reported earnings $116 $34 $289 $439  Special Items:  MTM adj's from energy-related, nontrading  economic hedges 12 12  Divestiture of Latin American businesses 211 211  Impairment of certain transmission rights (1) (1)  Workforce reductions (4) (1) (4) (9)  7 (1) 207 213  Earnings from ongoing operations $109 $35 $82 $226  Qtr. Ending December 31, 2006  Reported earnings $79 $50 $49 $178  Special Items:  MTM adj's from energy-related, nontrading  economic hedges 3 3  PJM billing dispute (18) 21 3  Sale of interest in Griffith 1 1  Susquehanna workforce reduction (3) (3)  Impairment of nuclear decom. trust investments (3) (3)  (20) 21 0 1  Earnings from ongoing operations $99 $29 $49 $177  Change excluding special items $10 $6 $33 $49  Reconciliation of Fourth Quarter Reported  Earnings and Earnings from Ongoing Operations  A-15  (Millions of Dollars)

 Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending December 31, 2007  Reported earnings $0.31 $0.09 $0.77 $1.17  Special Items:  MTM adj's from energy-related, nontrading  economic hedges 0.03 0.03  Divestiture of Latin American businesses 0.56 0.56  Workforce reductions (0.01) (0.01) (0.02)  0.02 0.00 0.55 0.57  Earnings from ongoing operations $0.29 $0.09 $0.22 $0.60  Qtr. Ending December 31, 2006  Reported earnings $0.20 $0.13 $0.13 $0.46  Special Items:  MTM adj's from energy-related, nontrading  economic hedges 0.01 0.01  PJM billing dispute (0.05) 0.06 0.01  Susquehanna workforce reduction (0.01) (0.01)  Impairment of nuclear decom. trust investments (0.01) (0.01)  (0.06) 0.06 0.00 0.00  Earnings from ongoing operations $0.26 $0.07 $0.13 $0.46  Change excluding special items $0.03 $0.02 $0.09 $0.14  Reconciliation of Fourth Quarter Reported  Earnings and Earnings from Ongoing Operations  A-16  (Dollars Per Share)

Reconciliation of Year-to-Date Reported Earnings and Earnings from Ongoing Operations

(Millions of Dollars)

	Supply	Pennsylvania Delivery	International Delivery	Total
Year-to-Date December 31, 2007				
Reported earnings	$570	$131	$608	$1,309
Special items:				
MTM adj's from energy-related, non-trading economic hedges	32			32
PJM billing dispute	(1)			(1)
Divestiture of Latin American businesses			257	257
Sale of telecommunication operations	(23)			(23)
Sale of gas and propane businesses		(23)		(23)
Settlement of Wallingford cost-based rates	33			33
Impairment of certain transmission rights	(13)			(13)
Change in U.K. tax rate			54	54
Workforce reductions	(4)	(1)	(4)	(9)
	24	(24)	307	307
Earnings from ongoing operations	$546	$155	$301	$1,002
Year-to-Date December 31, 2006				
Reported earnings	$416	$181	$268	$865
Special items:				
MTM adj's from energy-related, non-trading economic hedges	(11)			(11)
PJM billing dispute	(18)	21		3
Off-site remediation of ash basin leak	6			6
Enron reserve adjustment	11		1	12
Sale of interest in Griffith	(16)			(16)
Synfuels impairment	(6)			(6)
Write-off of Hurricane Isabel regulatory assets		(7)		(7)
Realization of benefits related to Black Lung Trust assets		21		21
Susquehanna workforce reduction	(3)			(3)
Impairment of nuclear decom. trust investments	(3)			(3)
	(40)	35	1	(4)
Earnings from ongoing operations	$456	$146	$267	$869
Change excluding special items	$90	$9	$34	$133

A-17

ppl

Reconciliation of Year-to-Date Reported Earnings and Earnings from Ongoing Operations

(Dollars Per Share)

	Supply	Pennsylvania Delivery	International Delivery	Total
Year-to-Date December 31, 2007				
Reported earnings	$1.48	$0.34	$1.58	$3.40
Special items:				
MTM adjs from energy-related, non-trading economic hedges	0.08			0.08
Divestiture of Latin American businesses			0.67	0.67
Sale of telecommunication operations	(0.06)			(0.06)
Sale of gas and propane businesses		(0.06)		(0.06)
Settlement of Wallingford cost-based rates	0.09			0.09
Impairment of certain transmission rights	(0.04)			(0.04)
Change in U.K. tax rate			0.14	0.14
Workforce reductions	(0.01)		(0.01)	(0.02)
	0.06	(0.06)	0.80	0.80
Earnings from ongoing operations	$1.42	$0.40	$0.78	$2.60
Year-to-Date December 31, 2006				
Reported earnings	$1.08	$0.47	$0.69	$2.24
Special items:				
MTM adjs from energy-related, non-trading economic hedges	(0.03)			(0.03)
PJM billing dispute	(0.05)	0.06		0.01
Offsite remediation of ash basin leak	0.02			0.02
Enron reserve adjustment	0.03			0.03
Sale of interest in Griffith	(0.04)			(0.04)
Synfuels impairment	(0.01)			(0.01)
Write-off of Hurricane Isabel regulatory assets		(0.02)		(0.02)
Realization of benefits related to Black Lung Trust assets		0.05		0.05
Susquehanna workforce reduction	(0.01)			(0.01)
Impairment of nuclear decom. trust investments	(0.01)			(0.01)
	(0.10)	0.09	0.00	(0.01)
Earnings from ongoing operations	$1.18	$0.38	$0.69	$2.25
Change excluding special items	$0.24	$0.02	$0.09	$0.35

A-18

ppl

Reconciliation of PPL's Reported Earnings and Earnings from Ongoing Operations

	Forecast		Actual		
	High	Low			
	2008	2008	2007	2006	2005
Per Share Earnings from Ongoing Operations	$2.45	$2.35	$2.60	$2.25	$2.08
Special Items (net of taxes):					
MTM adjs from energy-related, non-trading economic hedges			0.08	(0.03)	
Write-off of Hurricane Isabel regulatory assets				(0.02)	
Synfuels impairment				(0.01)	
Sale of interest in Griffith				(0.04)	
Enron reserve adjustment				0.03	
Stock-based compensation adjustment					(0.01)
Conditional asset retirement obligation					(0.02)
Off-site remediation of ash basin leak				0.02	(0.07)
Sale of Sundance					(0.12)
PJM billing dispute				0.01	(0.07)
NorthWestern litigation					(0.02)
Realization of benefits related to Black Lung Trust assets				0.05	
Susquehanna workforce reduction				(0.01)	
Impairment of nuclear decom. trust investments				(0.01)	
Divestiture of Latin American businesses			0.67		
Sale of telecommunication operations			(0.06)		
Sale of gas and propane businesses			(0.06)		
Settlement of Wallingford cost-based rates			0.09		
Impairment of certain transmission rights			(0.04)		
Change in U.K. tax rate			0.14		
Workforce reductions			(0.02)		
	0.00	0.00	0.80	(0.01)	(0.31)
Reported Earnings Per Share	$2.45	$2.35	$3.40	$2.24	$1.77

Note: Per share amounts are based on diluted shares outstanding.

A-19

ppl

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	BBB
Outlook	STABLE	STABLE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	BBB
Tax-Exempt Bonds*	Aaa	AAA	
Senior Notes	Baa2	BBB	BBB+
Commercial paper	P-2	A-2	F-2
Outlook	STABLE	STABLE	STABLE
PPL Capital Funding			
Issuer Rating			BBB
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Tax-Exempt Bonds**	Aaa	AAA	
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB+
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	STABLE	STABLE

*Letter of Credit-Backed Security
**Insured Security

A-20

ppl

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	STABLE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	STABLE

A-21

Forward-Looking Information Statement  Statements contained in this news release, including statements with respect to future earnings, energy prices, margins, sales  and supply, marketing performance, growth, revenues, expenses, rates, regulation, cash flows, credit profile, financing,  dividends, business disposition, corporate strategy, capital additions and expenditures, and generating capacity and  performance, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation  believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these  statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in  the statements. The following are among the important factors that could cause actual results to differ materially from the  forward-looking statements: market demand and prices for energy, capacity and fuel; market prices for crude oil and the  potential impact on the phaseout of synthetic fuel tax credits and synthetic fuel operations; weather conditions affecting  generation production, customer energy usage and operating costs; competition in retail and wholesale power markets;  liquidity of wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity, including  access to capital markets and credit facilities of PPL Corporation and its subsidiaries; new accounting requirements or new  interpretations or applications of existing requirements; operation and availability of existing generation facilities and operating  costs; transmission and distribution system conditions and operating costs; current and future environmental conditions and  requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and  other expenses; significant delays in the planned installation of pollution control equipment at certain coal-fired generating  units in Pennsylvania due to weather conditions, contractor performance or other reasons; development of new projects,  markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic  conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business; any impact of  hurricanes or other severe weather on PPL and its subsidiaries, including any impact on fuel prices; receipt of necessary  governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state,  federal and foreign regulatory developments; any impact of state, federal or foreign investigations applicable to PPL  Corporation and its subsidiaries and the energy industry; capital markets conditions, including changes in interest rates, and  decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and  the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit  ratings; disposition proceeds; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its  subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of  PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important  factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange  Commission.  A-22

 Definitions of Financial Measures  A-23  “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits  or gains that are unusual or non-recurring and the mark-to-market impact of energy-related, non-trading economic  hedges. The mark-to-market impact of these hedges is economically neutral to the company in that offsetting  gains or losses on underlying accrual positions will be recognized as energy is delivered over the terms of the  contracts. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or  net income, which is an indicator of operating performance determined in accordance with generally accepted  accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP  measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings  performance as another criterion in making their investment decisions. PPL’s management also uses earnings  from ongoing operations in measuring certain corporate performance goals. Other companies may use different  measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net,  as well as the repayment of transition bonds, from cash flow from operations. Free cash flow before dividends  should not be considered as an alternative to cash flow from operations, which is determined in accordance with  GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important  measure to both management and investors since it is an indicator of the company’s ability to sustain operations  and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other  companies may calculate free cash flow before dividends in a different manner.